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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 7, 1998
                                                         ----------------


                              EASTERN ENTERPRISES
                           -------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Massachusetts                       1-2297                        04-1270730
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(STATE OR OTHER            (COMMISSION FILE NUMBER)             (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)



     9 Riverside Road, Weston, Massachusetts                 02493
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 647-2300
                                                         ---------------


                                     None
         ------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 1 THROUGH 4 AND ITEMS 6 THROUGH 9.  Not Applicable.
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ITEM 5.  OTHER EVENTS
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     For the month of October, 1998, the combined operations of Eastern
Enterprises and Essex Gas Company had revenues of $52.4 million and a net loss of $1.1 million. The publication of these results effectively ends the affiliate restricted period as described in Accounting Series Release No. 135 and SEC Staff Accounting Bulletin No. 65 (Topic 2E).

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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EASTERN ENTERPRISES


Date:  December 7, 1998             By:  /s/ James J. Harper
     ------------------                  ---------------------
                                         James J. Harper
                                         Vice President and Controller

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